April 2, 2024

BNY MELLON FAMILY OF FUNDS

(Money Market Funds, other than Treasury Only and Government Only Funds)

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information in the sections "Principal Risks" in the fund's summary prospectus and "Fund Summary – Principal Risks," "Fund Details – Investment Risks" and "Shareholder Guide – Buying and Selling Shares" in the fund's prospectus:

The fund may impose a discretionary liquidity fee upon the sale of your fund shares if such a fee is determined to be in the best interests of the fund during periods of market stress. Any such fee may not exceed 2% of the value of the shares redeemed and would be applied primarily to mitigate the broader effects of preemptive "runs" and otherwise to manage potential dilution of remaining shareholders' interests in the fund. Such fee would be applied to all shares redeemed and would remain in effect until it is determined that imposing the fee is no longer in the best interests of the fund.

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The following information supersedes and replaces any contrary information in the sections "Principal Risks" in the fund's summary prospectus and "Fund Summary – Principal Risks" and "Fund Details – Investment Risks" in the fund's prospectus:

Liquidity fee risk. The fund may impose a discretionary liquidity fee upon the redemption of fund shares if such a fee is determined to be in the best interests of the fund. If a discretionary liquidity fee is imposed by the fund, it would reduce the amount a redeeming shareholder would receive upon the sale of fund shares during the period the fee is in effect. If the fund imposes a discretionary liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

GEN-STK-0424